Exhibit 99.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Annual Report of Knight-Ridder, Inc. (the "Company") on Form 10-K for the fiscal year ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, P. Anthony Ridder, Chairman and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      the Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ P. ANTHONY RIDDER
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P. Anthony Ridder
Chairman & Chief Executive Officer
March 5, 2003